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SunAmerica Inc. (a Maryland corporation) owns 100% of SunAmerica Investments,
Inc. (a Georgia corporation); Resources Trust Company (a Colorado corporation), which owns 100% of Resources Consolidated Inc. (a Colorado corporation); SunAmerica Life Insurance Company (an Arizona corporation); Imperial Premium Finance, Inc. (a Delaware corporation); SA Investment Group, Inc. (a California corporation); Anchor Insurance Company (Cayman) (a Cayman Islands corporation); SunAmerica Capital Trust II (a Delaware business trust); SunAmerica Capital Trust III (a Delaware business trust); SunAmerica Capital Trust IV (a Delaware business trust); SunAmerica Capital Trust V (a Delaware business trust); SunAmerica Capital Trust VI (a Delaware business trust); SunAmerica Affordable Housing Finance Corp. (a Delaware corporation); Stanford Ranch, Inc. (a Delaware corporation), which owns 100% of Stanford Ranch, Inc. (a California corporation); Arrowhead SAHP Corp. (a New Mexico corporation); Bear Run SAHP Corp. (a Delaware close corporation); Chelsea SAHP Corp. (a Florida corporation); Tierra Vista SAHP Corp. (a Florida corporation); Westwood SAHP Corp. (a New Mexico corporation); Bryton SAHP Corp. (a Delaware close corporation); Churchill SAHP, Inc. (a Delaware close corporation); Crossings SAHP Corp. (a Delaware close corporation); Emerald SAHP Corp. (a Delaware close corporation); Forest SAHP Corp. (a Delaware close corporation); Pleasant SAHP Corp. (a Delaware close corporation); Westlake SAHP Corp. (a Delaware close corporation); Williamsburg SAHP Corp. (a Delaware close corporation); Prairie SAHP, Inc. (a Delaware close corporation); DIL/SAHP Corp. (a Delaware close corporation); Charleston Bay SAHP, Corp. (a Delaware close corporation); SubGen NT, Inc. (a Delaware corporation); and Willow SAHP Corp. (a Delaware close corporation). In addition, SunAmerica Inc. owns 85% of AMSUN Realty Holdings (a California corporation); 33% of New California Life Holdings, Inc. (a Delaware corporation) which owns 100% of Aurora National Life Assurance Company (a California corporation); and 40% of Falcon Financial, LLC (a Delaware limited liability company).

SunAmerica Investments, Inc. owns 100% of SunAmerica Retirement Markets, Inc. (a Maryland corporation); SunAmerica Advertising, Inc. (a Georgia corporation); Accelerated Capital Corp. (a Florida corporation); SunAmerica Louisiana Properties, Inc. (a California corporation); SunAmerica Real Estate and Office Administration, Inc. (a Delaware corporation); SunAmerica Affordable Housing Partners, Inc. (a California corporation); Hampden I & II Corp. (a California corporation); Sunport Holdings, Inc. (a California corporation), which owns 100% of Sunport Property Co. (a Florida corporation); SunAmerica Mortgages, Inc. (a Delaware corporation); Sun Princeton II, Inc. (a California corporation), which owns 100% of Sun Princeton I (a California corporation); Houston Warehouse Corp. (a California corporation); SunAmerica Financial Network, Inc. (a Maryland corporation); SunAmerica Insurance Company (Cayman), Ltd. (a Cayman Islands corporation); Sun Mexico Holdings, Inc. (a Delaware corporation), which owns 100% of Sun Cancun I, Inc. (a Delaware corporation), Sun Cancun II, Inc. (a Delaware corporation), Sun Ixtapa I, Inc. (a Delaware corporation) and Sun Ixtapa II, Inc. (a Delaware corporation); Sun Hechs, Inc. (a California corporation); SunAmerica Travel Services, Inc. (a California corporation); SAI Investment Adviser, Inc. (a Delaware corporation); Sun GP Corp. (a California close corporation); Sun CRC, Inc. (a California corporation); Sun-Dollar, Inc. (a California close corporation); Sun-PLA Inc. (a California corporation); Metrocorp, Inc., (a California corporation); and 70% of Home Systems Partners (a California limited partnership), which owns 100% of Extraneous Holdings Corp. (a Delaware corporation).

SunAmerica Financial Network, Inc. owns 100% of SunAmerica Securities, Inc., (a Delaware corporation), which owns 50% of Anchor Insurance Services Inc. (a Hawaii corporation); Financial Service Corporation (a Georgia corporation), which owns 100% of FSC Corporation (a Georgia corporation), FSC Securities Corporation ( a Delaware corporation), FSC Advisory Corporation (a Delaware corporation), FSC Agency, Inc. (a Georgia corporation), and Specialized Investments Division, Inc. (a Georgia corporation); The Financial Group, Inc. (a Georgia corporation), which owns 100% of Keogler, Morgan & Co., Keogler Investment Advisory, Inc. and Keogler, Morgan Investments, Inc., (all Georgia corporations); Advantage Capital Corporation (a New York corporation); Glencourt Investments Company (a California corporation), which owns 100% of Spelman & Co., Inc. (a California corporation); and SSC Holding Company (a California corporation), which owns 100% of Sentra Securities Corporation (a California corporation).

SunAmerica Life Insurance Company owns 100% of First SunAmerica Life Insurance Company (a New York corporation); SunAmerica National Life Insurance Company (an Arizona corporation); CalAmerica Life Insurance Company (a California corporation); Anchor National Life Insurance Company (an Arizona corporation); UG Corporation (a Georgia corporation); Export Leasing FSC, Inc. (a U.S. Virgin Islands corporation); SunAmerica Virginia Properties, Inc. (a California corporation); and SAL Investment Group (a California corporation). In addition, SunAmerica Life Insurance Company owns 85% of SunAmerica Realty Partners (a California corporation) and 33% of New California Life Holdings, Inc. (a Delaware corporation) which owns 100% of Aurora National Life Assurance Company (a California corporation); and 88.75% of Sun


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Quorum LLC (a Delaware limited liability company).

Anchor National Life Insurance Company owns 100% of Anchor Pathway Fund, Anchor Series Trust, SunAmerica Series Trust and Seasons Series Trust (all Massachusetts business trusts); Saamsun Holdings Corp. (a Delaware corporation), which owns 100% of Sun Royal Holding Corporation (a California corporation), which owns 100% of Royal Alliance Associates, Inc. (a Delaware corporation), which owns 50% of Anchor Insurance Services, Inc. (a Hawaii corporation); Sam Holdings Corporation, SunAmerica Asset Management Corp., SunAmerica Capital Services, Inc., SunAmerica Fund Services, Inc., Capitol Life Mortgage Corp. (all Delaware corporations); and ANF Property Holdings, Inc. (a California corporation).

Imperial Premium Finance, Inc. (Delaware) owns 100% of Imperial Premium Finance, Inc. (a California corporation); Imperial Premium Funding, Inc. (a Delaware corporation); and SunAmerica Financial Resources, Inc. (a Delaware corporation).

Updated As of 10/19/98